SUPPLEMENT TO

CALVERT TAX-FREE RESERVES
Limited-Term Portfolio

Prospectus dated April 30, 2007
Date of Supplement: August 1, 2007

In the chart under "Principal Investment Strategies and Risks" on page 16 of the Prospectus, add the following footnote to the "15N" designation under "Illiquid Securities" for Limited-Term Portfolio:

The Portfolio's investment in illiquid securities currently exceeds this 15% net asset limitation. The Portfolio will avoid investing in illiquid investments while it exceeds the 15% limitation. In addition, the Advisor will continue to monitor holdings of illiquid securities and actively seek to reduce the percentage of assets invested in illiquid securities.